                                                                 EXHIBIT 10.15

                                       [_] New Agreement  [_]  Amended Agreement

(Ft) NU SKIN INDEPENDENT DISTRIBUTOR AGREEMENT - REPUBLIC OF KOREA
Nu Skin International, Inc., 75 West Center Street, One Nu Skin Plaza, Provo, Utah 84601
                                                        NU SKIN DISTRIBUTOR
                                                        IDENTIFICATION NUMBER
                                                        _______________________

                                                        KR (seven numbers)
                                                        _______________________

This Agreement is part of a binding Contract with Nu Skin International Inc, a U.S. corporation, (hereinafter referred to as "Nu Skin"). The Contract, as amended from time to time by Nu Skin, consists of this Independent Distributor Agreement ("Agreement"), the "Distributor Policies and Procedures," the "Sales Compensation Plan, the Distributor Pocket Notebook, the Registration Agreement," and (if wazzu applicable) the "Partnership Information Sheet." The terms of each of these separate documents are by this reference incorporated into this Agreement. By signing this Agreement and upon acceptance by Nu Skin the Contract becomes effective.

DISTRIBUTOR IDENTIFICATION INFORMATION

Distributor is assigned the Distributor Identification Number referenced above. This number is to be used in all transactions concerning the Distributor's account. Distributor certifies the information below given is true and correct. Nu Skin may declare the Contract void if such information is false or misleading.

DISTRIBUTOR'S FULL NAME (surname first)____________________________________
     (As it appears on your resident registration card or other proof of identity and address, a copy of which must be submitted with this Agreement)

     [_]  INDIVIDUAL  [_]PARTNERSHIP
     (If you wish to sign up as a partnership, you must complete and attach a Partnership Information Sheet, including VAT number)

POSTAL ADDRESS____________________________ HOME TELEPHONE NUMBER_______________

__________________________________________ BUSINESS DAYTIME TELEPHONE NUMBER___

_______________________DISTRIBUTOR DATE OF BIRTH________________________

                                                     MONTH /    DAY  /     YEAR

JOINT DISTRIBUTOR OR SPOUSE FULL NAME (if applicable)_________________________
     (Spouse may not enter a separate Agreement. If spouse desires to be a Nu Skin Distributor, spouse must be a party to this Agreement)


SPONSOR'S NAME (surname first)________________ SPONSOR'S NU SKIN IDENTIFICATION NUMBER ______________________ YOUR UPLINE EXECUTIVE'S NAME (surname first)______ _____ YOUR UPLINE EXECUTIVE'S TELEPHONE NUMBER__________________________________

If you or your partner/spouse have ever been a Nu Skin Distributor, whether individually, in a partnership, please give the name of the distributorship (surname first) _________________date of last activity ___________.

I understand that there is no financial requirement (sign-up fee or product purchase requirement) to become a Nu Skin Distributor. I acknowledge receipt of an Introductory Kit which contains, among other things, documents that constitute the Contract. I understand that any products purchased in connection with becoming a Distributor are optional.


Distributor Signature________________________________   Date __________________


Joint Distributor or Spouse Signature (if applicable)__________________________ Date _________________________________

*PLEASE READ THE ADDITIONAL TERMS ON THE REVERSE SIDE OF THE AGREEMENT WHICH
FORM PART OF THE CONTRACT   BETWEEN YOU AND NU SKIN

     Send the signed Agreement to Nu Skin Korea, Ltd., at Dabong Tower, 890-12 Daechi-dong, Kangnam-ku, Seoul, Korea for forwarding to Nu Skin International, Inc., in the U. S. for official acceptance.

White copies to Nu Skin, yellow to Sponsor, pink to Distributor (C) 1996 Nu Skin International, Inc. and Nu Skin Korea, Ltd.

ADDITIONAL CONTRACT TERMS

A.   I have read and understand the terms of the Contract and I agree to comply with them.  I acknowledge that any violation of the terms of  the Contract may result in the termination of my Contract (distributorship), or other disciplinary action as deemed appropriate by Nu Skin.

     1.   In the event that Nu Skin Korea, Ltd. terminates, or imposes disciplinary action on, any Distributor due to the Distributor's violation of the Registration Agreement between Nu Skin Korea, Ltd.

          and the Distributor, such termination or action shall provide sufficient grounds for Nu Skin to terminate, or impose disciplinary action on, the Distributor with respect to this Agreement.

B.   I am not an employee, agent, or legal representative of Nu Skin. I am an independent contractor who agrees to be responsible for learning and complying with all applicable and relevant laws and to pay any taxes required by national, state, municipal and local laws or other statutes and regulations including the proper collection and payment of any applicable

     VAT on purchases and sales. I understand and agree that if my biannual sales exceed 6 million Won, I may be required to be VAT registered. I understand that I can delegate obligations under the Contract to others,

     but that I am solely responsible for ensuring that anyone to whom I delegate any obligation complies with the Contract.

C.   In order to receive a monthly bonus from Nu Skin I must have a minimum of

     100 points of Personally Sponsored Distributor Volume (PSDV), sell to a minimum of 5 retail customers and/or personally consume 80% of products previously purchased.

D.   I expressly understand and agree that the Nu Skin trademarks and trade names are proprietary to Nu Skin, and that I may not use them without first obtaining prior written consent of Nu Skin.

E.   I agree that I will make no statements, claims, representations, or warranties regarding Nu Skin products which are not contained in official

     Nu Skin promotional materials produced and distributed by Nu Skin Korea,

     Ltd. or which are otherwise authorized by an Affiliated Nu Skin Company for distribution in Korea.

F.   I agree that Nu Skin has proprietary rights to its Distributor network and lists of Distributors' names. I will not utilize such network, lists, or other Nu Skin contacts to promote the sale or use of any products or services, other than those offered through Nu Skin Korea, Ltd. to any Nu

     Skin Distributor whom I did not personally sponsor.

G.   Neither my partner/spouse nor I have been party or participant to a Nu Skin distributorship individually, in a partnership in the past six months.

H.   I agree that only Executive Distributors with the title of Diamond or above may produce video sales aids or video recruiting material.

I.   In the event that I use any sales or recruiting materials not produced by

     Nu Skin or Nu Skin Korea, Ltd. or otherwise approved for use by Nu Skin or

     Nu Skin Korea, Ltd., I accept full responsibility for the information contained therein. I agree that my use of sales or recruiting aids not conforming to the above requirements, to other applicable Nu Skin policies,

     and to all local, state, territorial and national laws may result in the termination of my Contract and/or other appropriate disciplinary action.

J.   I agree that when recruiting prospective Nu Skin distributors in Korea, I will fully disclose that the prospective distributor has no financial obligation prerequisite to becoming a Distributor: that is, there is no sign-up fee, nor any requirement to purchase products. I understand and agree that when recruiting prospective distributors I must provide them an

     Introductory Kit at no cost or at a nominal fee not exceeding cost which I purchased or otherwise received from Nu Skin Korea, Ltd. and must ask the prospective distributor to read the Contract.

K.   I agree that I will make no specific earnings representations or income guarantees, expressly or by implication, nor will I display actual or photocopied bonus checks or bonus statements in promotional materials, or business opportunity advertising, or any other method used to present the

     Nu Skin opportunity and Sales Compensation Plan to prospective

     Distributors.

L.   I understand and agree that to help avoid personal risk and liability, a

     Distributor should become familiar with the laws and requirements of the countries in which he or she chooses to do the Nu Skin business and distribute products.

M.   I also understand and agree that no Nu Skin products originating outside

     Korea may be sold or distributed in Korea. I certify that I have not previously (directly or indirectly) and will not in the future import any non-Korean Affiliated Nu Skin Company's products, labels, packaging or materials into Korea. I hereby acknowledge that to do so would cause irreparable damage and harm to Nu Skin Korea, Ltd. and the Affiliated Nu

     Skin Companies.

N.   I agree I will not engage in any excessive inducement of prospective Nu

     Skin distributors. I understand and agree that it is not ethical to specifically target or actively recruit participants of other direct selling or network marketing companies as Nu Skin distributors.

O.   Nu Skin agrees to provide Nu Skin products to Nu Skin Korea, Ltd. and other

     Affiliated Nu Skin Companies for purchase and distribution by the

     Distributor under the terms and conditions of the Contract.

P.   There are no inventory requirements for Nu Skin Distributors. Distributors are specifically discouraged from purchasing or otherwise acquiring more product than is reasonably necessary for their personal consumption and/or to service their retail customers .

Q.   Nu Skin may terminate the Contract at any time by giving written notice to the Distributor and may terminate the Contract forthwith at any time if the

     Distributor is in breach of any of the provisions of the Contract.

     1.   Any notice given under this Agreement which is given by first class mail to the address of the parties at the head of this Agreement or to such other address as shall have been notified from time to time in writing from one party to the other, shall result in a period of notice commencing to run from the day when such notice is posted.

R.   Nu Skin expressly reserves the right to make any changes or modifications to the Contract upon thirty (30) days written notice to the Distributor sent via mail or in the Nu Skin Magazine or Distributor Update or other official publication produced for Korea by Nu Skin Korea, Ltd.. or an

     Affiliated Nu Skin Company. The Distributor agrees that any such changes or modifications become effective thirty (30) days after notification and are automatically incorporated into the Contract as binding and enforceable provisions. Distributor acknowledges acceptance of the new Contract terms by continuing to purchase Nu Skin products after such changes or modifications have become effective.

S.   The Contract may not be transferred except as permitted under applicable laws and with the prior written consent of Nu Skin.

T.   If any provision of the Contract is unenforceable the remainder of the terms and conditions will be unaffected and will remain fully enforceable by law.

U.   The principal business address of Nu Skin International, Inc. is 75 West

     Center, Provo, Utah 84601, USA.

V.   Tokyo, Japan shall be the forum for any mediation, arbitration or other resolution of disputes arising hereunder between a Distributor and Nu Skin.

     Mediation shall be resolved and settled with the designated authorities in

     Tokyo, Japan. If not settled by mediation, by arbitration administered by the International Chamber of Commerce "ICC" according to the Rules of

     Arbitration and Reconciliation of the ICC. The arbitration proceedings sh all be conducted in Tokyo, Japan. In this case this Agreement shall be governed by the laws of Japan.

W.   The State of Utah shall be the forum for any mediation, arbitration or other resolution of any disputes arising hereunder between a Distributor registered with Nu Skin Korea, Ltd., and a Distributor of another

     Affiliated Nu Skin Company. Mediation shall be resolved and settled with the designated authorities in Provo, Utah. If not settled by mediation, by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules as supplemented by the procedures of the Rules of Arbitration and Reconciliation of the ICC. The

     arbitration proceedings shall be conducted in Provo, Utah. In this case this Agreement shall be governed by the laws of Utah.